GENERAL BILL OF SALE AND ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

That Microcare Computer Services, Inc., an Indiana corporation ("Company") for good and valuable consideration received from Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser"), does hereby, in accordance with the terms and conditions of the Asset Purchase Agreement, dated July 24, 1997 (the "Agreement"), by and between Company, Microcare, Inc., an Indiana corporation, Robert L. Versprille and Purchaser, sell, assign, transfer, convey, deliver and confirm to Purchaser, its successors and assigns, or its nominee, those certain assets of Company ("Purchased Assets No. 2") described in the Agreement as the Purchased Assets No. 2, relating to Company's Business, which Purchased Assets No. 2 shall include without limitation:

     The Purchased Assets No. 2 but excluding the Excluded Assets as defined in the Agreement.

TO HAVE AND TO HOLD to Purchaser, its successors and assigns forever.

Except as otherwise provided in the Agreement, Company hereby represents, warrants and covenants that, at and until delivery of this General Bill of Sale and Assignment, Company has good and marketable title to the Purchased Assets No. 2, free and clear of all liens, security interests, encumbrances, leases and charges whatsoever, other than the Assumed Liabilities, as defined in the Agreement; that from and after the delivery by Company to Purchaser of this General Bill of Sale and Assignment, Purchaser will own the Purchased Assets No. 2 and have good and marketable title thereto, free and clear of all liens, security interests, encumbrances, leases and charges whatsoever, other than the Assumed Liabilities, as defined in the Agreement.

Company, for itself and its successors, further covenants and agrees that, in the event there are any such Purchased Assets No. 2 covered by this General Bill of Sale and Assignment which cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not at the date of delivery of this General Bill of Sale and Assignment been given or obtained, the beneficial interest in and to the asset/contract shall, in any event, pass hereby to Purchaser, and Company, for itself and its successors and assigns, covenants and agrees (i) to hold and hereby declares that it holds such Purchased Assets No. 2 in trust for and for the benefit of Purchaser, its successors and assigns; (ii) if requested by Purchaser, Company will use all reasonable efforts to obtain and secure such consents to transfer such Purchased Assets No. 2; and (iii) to make or complete such transfer or transfers as soon as reasonably possible.

Company hereby further covenants that it will, at any time and from time to time, at the request of Purchaser, execute and deliver to Purchaser any new or confirmatory instrument and all other and further instruments necessary or convenient, which Purchaser may reasonably request, to vest in Purchaser Company's full right, title and interest in or to any of the Purchased Assets No. 2, or to enable Purchaser to realize upon or otherwise to enjoy any such property, assets or rights or to carry into effect the intent or purpose hereof.

This   General  Bill  of  Sale  and  Assignment,  being   further
documentation of the transfers, conveyances and assignments provided in the Agreement, does not expand or limit the rights and obligations provided in said Agreement.

This instrument shall be binding upon, inure to the benefit of and be enforceable by the Company and Purchaser and their respective successors and assigns.

Any capitalized terms used, but not defined herein, shall have the definition set forth in the Agreement.

IN WITNESS WHEREOF, Microcare Computer Services, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of ___________, 1997.

Signed  and delivered in            MICROCARE COMPUTER  SERVICES,
INC.
the presence of                    an Indiana corporation



_________________________                                     By:
_______________________________
                                        Robert   L.   Versprille,
President

_________________________


STATE OF OHIO
COUNTY OF HAMILTON , ss

      BE IT REMEMBERED, that on this _____ day of __________, 1997, before me, the undersigned, a Notary Public in and for said County, personally appeared Robert L. Versprille, who acknowledged himself to be the President of Microcare Computer
Services, Inc. an Indiana corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.



____________________________________
                              NOTARY PUBLIC